                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2006

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-18183                41-1590959
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

              512 Seventh Avenue                             10018
              New York, New York                           (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

   |_|   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

   |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

   |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Agreement

EXECUTIVE COMPENSATION

         On February 1, 2006, the Compensation Committee of the Board of
Directors of G-III Apparel Group, Ltd. (the "Company") approved an increase in the annual salary of Sammy Aaron, Vice Chairman of the Company, from $500,000 to
$600,000, effective as of February 1, 2006. Mr. Aaron also serves as the
President of the Company's Marvin Richards division and is a director of the
Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G-III APPAREL GROUP, LTD.

Date:  February 7, 2006

                                        By:    /s/ Neal S. Nackman
                                        --------------------------
                                        Name:      Neal S. Nackman
                                        Title:     Chief Financial Officer